SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

               SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)
                         AUGUST 2, 1995


                       ORYX ENERGY COMPANY
     (Exact name of registrant as specified in its charter)


                               DELAWARE

 (State or other jurisdiction of incorporation or organization)


                             1-10053
                    (Commission File Number)


                            23-1743284
              (IRS Employer Identification Number)


                13155 NOEL ROAD, DALLAS, TEXAS  75240-5067
     (Address of principal executive offices, including zip code)


                          (214) 715-4000
      (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.

On July 18, 1995, Oryx Energy Company (Company) completed the sale, effective July 1, 1995, of all of its assets in the Alba field in the U.K. North Sea for cash consideration of $270 million. The sale of the Company's assets in the Alba field is part of a series of related asset dispositions which the Company has entered into in 1995 for the purpose of using the associated net proceeds to reduce outstanding indebtedness. In addition to the sale of the Alba field assets, the Company has completed sales of certain U.S. oil and gas producing assets and all of its assets in Indonesia and Gabon. The sale of the U.S. assets occurred throughout the six month period which ended on June 30, 1995 and generated cash proceeds of $76 million; the sale of the Indonesian assets occurred effective May 18, 1995 for cash proceeds of $67 million; and, the sale of the Gabon assets occurred effective January 1, 1995 for cash proceeds of $2 million. The above described asset sales were made to unaffiliated parties at negotiated fair values.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Listed below are the pro forma financial information and exhibit filed as parts of this report:

     Introduction

     Pro Forma Condensed Consolidated Statement of Income for the
        Year Ended December 31, 1994.

     Pro Forma Condensed Consolidated Statement of Income for the
        Six Months Ended June 30, 1995.

     Pro Forma Condensed Consolidated Balance Sheet as of
        December 31, 1994.

     Pro Forma Condensed Consolidated Balance Sheet as of
        June 30, 1995.

     Notes to Pro Forma Condensed Financial Statements

INTRODUCTION

In January 1995, the Company announced plans to reduce debt by $400 million by year-end 1995 primarily though the application of proceeds from the sale of certain oil and gas producing assets. The Company has completed sales of certain U.S. oil and gas producing assets, all of its assets in Indonesia and Gabon and all of its assets in the Alba field in the U.K. North Sea for total cash proceeds of $415 million, all of which have been applied to reduce the Company's debt.

The accompanying condensed pro forma statements of income and balance sheets are intended to provide investors with information about the impact of the asset sales by adjusting the Company's historical statements of income, as if the related transactions described above had been completed on January 1, 1994 and adjusting the historical balance sheets as if the related transactions had occurred on the respective balance sheet dates.

Among other matters, in preparing the accompanying pro forma information, no pro forma adjustments to the historical amounts have been made for changes in business conditions, including but not limited to changes in oil and gas prices, that have occurred since such periods.

                       ORYX ENERGY COMPANY
     Pro Forma Condensed Consolidated Statement of Income
             For The Year Ended December 31, 1994
                            (Unaudited)


                                     (Millions of Dollars)
                                As        Pro Forma         As
                             Reported    Adjustments     Adjusted
                             --------    -----------     --------
REVENUES
  Oil and gas                 $1,082      $ (159)(b)      $  923
  Other-net                      (10)          -             (10)
                              -------     -------         -------
                               1,072        (159)            913
                              -------     -------         -------

COSTS AND EXPENSES
  Operating costs                374         (47)(b)         327
  Production taxes               112         (40)(b)          72
  Exploration costs              104         (17)(b)          87
  Depreciation, depletion and
    amortization                 271         (30)(b)         241
  General and administrative
    expense                       68           -              68
  Interest and debt expense      162         (38)(c)         124
  Interest capitalized           (11)          -             (11)
  Provision for restructuring     92           -              92
                              -------     -------         -------
                               1,172        (172)          1,000
                              -------     -------         -------
Income (loss) before
  extraordinary item,
  cumulative effect of
  accounting change and
  provision (benefit) for
  income taxes                  (100)         13             (87)
  Provision (benefit) for
    income taxes                 (35)          1 (d)         (34)
                              -------     -------         -------
Income (loss) before
  extraordinary item and
  cumulative effect of
  accounting change           $  (65)     $   12          $  (53)
                              =======     =======         =======


      (See accompanying Notes to Pro Forma Financial Statements)

                              ORYX ENERGY COMPANY
           Pro Forma Condensed Consolidated Statement of Income
                   For The Six Months Ended June 30, 1995
                                  (Unaudited)

                                    (Millions of Dollars)
                                As        Pro Forma         As
                             Reported    Adjustments     Adjusted
                             --------    -----------     --------
REVENUES
  Oil and gas                 $  571      $  (76)(b)      $  495
  Other-net                        7         (19)(b)         (12)
                              -------     -------         -------
                                 578         (95)            483
                              -------     -------         -------

COSTS AND EXPENSES
  Operating costs                182         (18)(b)         164
  Production taxes                68         (17)(b)          51
  Exploration costs               26          (1)(b)          25
  Depreciation, depletion
    and amortization             146         (12)(b)         134
  General and administrative
    expense                       34           -              34
  Interest and debt expense       79         (19)(c)          60
  Interest capitalized            (4)          -              (4)
  Provision for restructuring      -           -               -
                              -------     -------         -------
                                 531         (67)            464
                              -------     -------         -------
Income (loss) before
  extraordinary item and
  provision (benefit) for
  income taxes                    47         (28)             19
  Provision (benefit) for
    income taxes                   9          (6)(d)           3
                              -------     -------         -------
Income (loss) before
  extraordinary item          $   38      $  (22)         $   16
                              =======     =======         =======


      (See accompanying Notes to Pro Forma Financial Statements)

                              ORYX ENERGY COMPANY
                 Pro Forma Condensed Consolidated Balance Sheet
                            As of December 31, 1994
                                  (Unaudited)

                                    (Millions of Dollars)
                                As        Pro Forma         As
                             Reported    Adjustments     Adjusted
                             --------    -----------     --------
ASSETS
Current Assets
  Cash and cash
    equivalents              $    10      $    1 (e)     $    11
  Accounts receivable and
    other current assets         185           -             185
                             --------     -------        --------
Total Current Assets             195           1             196
Properties, Plants and
  Equipment                    1,840        (262)(e)       1,578
Deferred Charges and
  Other Assets                    72           -              72
                             --------     -------        --------
Total Assets                 $ 2,107      $ (261)        $ 1,846
                             ========     =======        ========
LIABILITIES AND
  SHAREHOLDERS' DEFICIT
Current Liabilities
  Accounts payable and
    accrued liabilities      $   367      $   26 (e)     $   393
  Current portion of
    long-term debt               165           -             165
                             --------     -------        --------
Total Current Liabilities        532          26             558
Long-Term Debt                 1,546        (415)(f)       1,131
Deferred Income Taxes            221          20 (e)         241
Deferred Credits and Other
  Liabilities                    155           -             155
Shareholders' Deficit
  Capital stock                  129           -             129
  Additional paid-in capital   2,098           -           2,098
  Accumulated deficit         (1,181)        108 (e)      (1,073)
                             --------     -------        --------
                               1,046         108           1,154
  Less common stock in
    treasury                  (1,294)          -          (1,294)
  Less loan to ESOP              (99)          -             (99)
                             --------     -------        --------
Shareholders' Deficit           (347)        108            (239)
                             --------     -------        --------
Total Liabilities and
  Shareholders' Deficit      $ 2,107      $ (261)        $ 1,846
                             ========     =======        ========
        The successful efforts method of accounting is followed. (See accompanying Notes to Pro Forma Financial Statements)

                              ORYX ENERGY COMPANY
                 Pro Forma Condensed Consolidated Balance Sheet
                              As of June 30, 1995
                                  (Unaudited)

                                   (Millions of Dollars)
                                As        Pro Forma         As
                             Reported    Adjustments     Adjusted
                             --------    -----------     --------
ASSETS
Current Assets
  Cash and cash
    equivalents              $    14      $    1 (e)     $    15
  Accounts receivable and
    other current assets         185           -             185
  Net assets held for sale       128        (128)(e)           -
                             --------     -------        --------
Total Current Assets             327        (127)            200
Properties, Plants and
  Equipment                    1,559        (134)(e)       1,425
Deferred Charges and
  Other Assets                    52           -              52
                             --------     -------        --------
Total Assets                 $ 1,938      $ (261)        $ 1,677
                             ========     =======        ========
LIABILITIES AND
  SHAREHOLDERS' DEFICIT
Current Liabilities
  Accounts payable and
    accrued liabilities      $   320      $   26 (e)     $   346
  Obligations to be repaid
    from divestment proceeds     270        (270)(f)           -
  Current portion of
    long-term debt               140           -             140
                             --------     -------        --------
Total Current Liabilities        730        (244)            486
Long-Term Debt                 1,167        (145)(f)       1,022
Deferred Income Taxes            203          20 (e)         223
Deferred Credits and Other
  Liabilities                    159           -             159
Shareholders' Deficit
  Capital stock                  125           -             125
  Additional paid-in capital   1,874           -           1,874
  Accumulated deficit         (1,161)        108 (e)      (1,053)
                             --------     -------        --------
                                 838         108             946
  Less common stock in
    treasury                  (1,060)          -          (1,060)
  Less loan to ESOP              (99)          -             (99)
                             --------     -------        --------
Shareholders' Deficit           (321)        108            (213)
                             --------     -------        --------
Total Liabilities and
  Shareholders' Deficit      $ 1,938      $ (261)        $ 1,677
                             ========     =======        ========

        The successful efforts method of accounting is followed.
      (See accompanying Notes to Pro Forma Financial Statements)

NOTES TO ORYX ENERGY COMPANY PRO FORMA CONDENSED FINANCIAL
STATEMENTS


(a) The Company disposed of assets which generated $415 million of net cash proceeds that were used to retire debt. The pro forma information assumes that the asset dispositions occurred on December 31, 1994 and June 30, 1995 for the pro forma condensed balance sheets and on January 1, 1994 for the pro forma condensed statements of income.

(b) Adjustment to eliminate oil and gas revenues, gain on sale of assets and costs and expenses of properties included in the asset dispositions.

(c) Adjustment to reduce interest and debt expense, at an assumed annual interest rate of 9.2 percent, which would not have been incurred had the asset dispositions occurred on January 1, 1994.

(d) Tax effect, at statutory rates for U.S. (35 percent), for U.K. (33 percent) and actual taxes incurred in Indonesia, of adjustments to historical pre-tax income.

(e) Adjustment to eliminate balances associated with the assets disposed.

(f) Adjustment to reflect application of divestment proceeds to reduction of debt.

SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Oryx Energy Company

By  /s/Robert L. Thompson
   -----------------------
 Robert L. Thompson
 Comptroller and Corporate Planning Director



Date: August 2, 1995